                                                                    EXHIBIT 10.1

                            REORGANIZATION AGREEMENT

     THIS REORGANIZATION AGREEMENT, dated as of October 17, 2002, is entered into by and among Enbridge Energy Partners, L.P., a Delaware limited partnership (the "MLP"), Enbridge Energy, Limited Partnership, a Delaware limited partnership (the "OLP"), Enbridge Energy Company, Inc., a Delaware corporation ("GP INC.") and Enbridge Pipelines (Lakehead) L.L.C., a Delaware limited liability company ("GP LLC").

                                    RECITALS

     WHEREAS, GP Inc. owns a 1% general partner interest in the MLP and a 1.0101% general partner interest in the OLP;

     WHEREAS, the parties to this Agreement have determined that it would be in their best interests to reorganize the equity ownership structure of the OLP such that the OLP becomes a wholly owned subsidiary of the MLP; and

     WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, prior to the date hereof, the MLP has formed GP LLC and contributed $1,000 in exchange for all of the Member Interests (as defined in the LLC Agreement) of GP LLC.

     NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     1.1 DEFINITIONS. In addition to the capitalized terms defined in the opening paragraph of this Agreement, the following capitalized terms shall have the meanings given below.

          "AGREEMENT" means this Reorganization Agreement.

          "CLOSING DATE" has the meaning assigned to such term in the Contribution Agreement.

          "CONTRIBUTION AGREEMENT" means the Contribution Agreement, dated as of May 16, 2002, between Enbridge Energy Partners, L.P. and Enbridge Energy Company, Inc., as amended by the First Amendment to Contribution Agreement dated as of September 23, 2002 and as the same may be further amended or restated from time to time.

          "DELAWARE ACT" means the Delaware Revised Uniform Limited Partnership Act.

          "DESIGNATED CONTRIBUTION AMOUNT" means a portion of the Ownership Interests deemed to have a cash value of $1,670,000.

          "LLC AGREEMENT" means the Limited Liability Company Agreement of Enbridge Pipelines (Lakehead) L.L.C., dated as of October 17, 2002.

          "MLP PARTNERSHIP AGREEMENT" means the Amended and Restated Agreement of Limited Partnership of Enbridge Energy Partners, L.P. dated as of April 15, 1997, as amended on August 28, 2001.

          "OLP PARTNERSHIP AGREEMENT" means the Amended and Restated Agreement of Limited Partnership of Enbridge Energy, Limited Partnership, dated as of December 27, 1991, as amended on August 28, 2001.

          "OWNERSHIP INTERESTS" has the meaning assigned to such term in the Contribution Agreement.

          "REVISED OLP GENERAL PARTNER INTEREST" has the meaning assigned to such term in Section 2.1.

          "REVISED OLP LIMITED PARTNER INTEREST" has the meaning assigned to such term in Section 2.2.

          "SECOND AMENDED AND RESTATED OLP PARTNERSHIP AGREEMENT" has the meaning assigned to such term in Section 5.1.

                                   ARTICLE II

                          CONTRIBUTIONS AND ASSIGNMENTS

     2.1 CONTRIBUTION BY THE MLP TO GP LLC. The MLP hereby contributes, transfers assigns and conveys to GP LLC, its successors and assigns, all right, title and interest of the MLP in and to a .001% limited partner interest in the OLP (the "REVISED OLP GENERAL PARTNER INTEREST") and GP LLC hereby accepts the Revised OLP General Partner Interest as a contribution to the capital of GP LLC.

     2.2 RECHARACTERIZATION OF INTERESTS. Effective contemporaneously with the contribution of the Revised OLP General Partner Interest pursuant to Section 2.1 and without further action, (a) the Revised OLP General Partner Interest shall be recharacterized as, and shall become, a general partner interest and (b) the 1.0101% general partner interest held by GP Inc. in the OLP (the "REVISED OLP LIMITED PARTNER INTEREST") shall be recharacterized as, and shall become, a limited partner interest. The OLP hereby acknowledges receipt of the opinion of counsel required under Section 10.2(b) of the OLP Partnership Agreement.

     2.3 CONTRIBUTION BY GP INC. TO THE MLP. Effective contemporaneously with the contribution of the Revised OLP General Partner Interest pursuant to Section
2.1 and the recharacterization of interests pursuant to Section 2.2, GP Inc. hereby contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all right, title and interest of GP Inc. in and to the Revised OLP Limited Partner Interest, and the MLP hereby accepts the Revised OLP Limited Partner Interest, as a contribution to the capital of the MLP in partial consideration for the increase in the general partner interest of GP Inc in the MLP from 1% to 2% as set forth in Section 5.2. As further consideration for the increase in the general partner interest of GP Inc. in the MLP from 1% to 2% as set forth in Section 5.2, GP Inc. shall, at GP Inc.'s option, contribute to the MLP within five business days of the date of this Agreement either (a) $1,670,000 in cash or (b) the Designated Contribution Amount. The MLP shall accept such cash contribution or the Designated Contribution Amount, as applicable, as a contribution to the capital of the MLP which contribution, together with the contribution of the Revised OLP Limited Partner Interest by GP Inc., shall constitute the entire consideration for the increase in the general partner interest of GP Inc. in the MLP from 1% to 2% as set forth in Section 5.2.

                                   ARTICLE III

                    SUCCESSION OF GENERAL PARTNER OF THE OLP

     3.1 WITHDRAWAL OF GP INC. AS GENERAL PARTNER OF OLP. Effective contemporaneously with the contribution of the Revised OLP General Partner Interest pursuant to Section 2.1, the recharacterization of interests pursuant to Section 2.2 and pursuant to Section 12.1(a)(i) of the OLP Partnership Agreement, GP Inc. hereby ceases to be and withdraws as general partner of the OLP and proposes GP LLC to act and serve as the sole general partner of the OLP. The OLP acknowledges receipt of the opinion of counsel required under Section 12.1(b) of the OLP Partnership Agreement.

     3.2 GP LLC AS SUCCESSOR GENERAL PARTNER OF OLP. Effective contemporaneously with (a) GP LLC's acceptance of the contributions to GP LLC of the Revised OLP General Partner Interest under Section 2.1 and the recharacterization of such interest under Section 2.2 and (b) the cessation and withdrawal of GP Inc. as general partner of the OLP under Section 3.1, GP LLC accepts and agrees to duly and timely pay, perform and discharge the rights, duties and obligations of the general partner of the OLP and all of the terms and conditions of the OLP Partnership Agreement in accordance with Section 11.2 of the OLP Partnership Agreement, and GP LLC agrees to serve as general partner of the OLP and to be bound by the OLP Partnership Agreement, as amended by this Agreement or as may be further amended by its terms, and GP LLC is hereby admitted as the successor general partner of the OLP.

                                   ARTICLE IV

            ASSUMPTION OF AND INDEMNIFICATION FOR CERTAIN LIABILITIES

     4.1 ASSUMPTION OF CERTAIN LIABILITIES AND OBLIGATIONS OF GP INC. BY GP LLC. In connection with the transfer of the Revised OLP General Partner Interest and the succession by GP LLC as general partner of the OLP, GP LLC hereby assumes and agrees to duly and timely pay, perform and discharge all liabilities and obligations of the OLP to the full extent (and only to the extent) that GP Inc., as general partner of the OLP, has been or would have been in the future, were it not for the execution and delivery of this Agreement, obligated to pay, perform and discharge such liabilities and obligations.

                                    ARTICLE V

                      AMENDMENTS TO PARTNERSHIP AGREEMENTS

     5.1 AMENDMENT AND RESTATEMENT OF OLP PARTNERSHIP AGREEMENT. In order to further the purposes and intent of this Agreement, each of GP LLC, as successor general partner of the OLP, and the MLP, as limited partner of the OLP, in accordance with Section 11.3 and Article XIV of the OLP Partnership Agreement, hereby amend and restate the OLP Partnership Agreement in its entirety in substantially the form attached hereto as EXHIBIT A (the "SECOND AMENDED AND RESTATED OLP PARTNERSHIP AGREEMENT").

     5.2 AMENDMENTS TO MLP PARTNERSHIP AGREEMENT. In order to further the purposes and intent of this Agreement and to evidence the increased interest of the general partner in the MLP issued in exchange for the contributions to the MLP made pursuant to Article II, GP Inc., as general partner of the MLP, having determined that the following amendments would not adversely affect the limited partners of the MLP in any material respect, hereby exercises its rights and powers to amend the MLP Partnership Agreement without the approval of any limited partner or assignee pursuant to Section 15.1(d)(i) of the MLP Partnership Agreement and hereby approves and adopts the following amendments to the MLP Partnership Agreement in accordance with Article XV of the MLP Partnership Agreement:

          (a) Article II of the MLP Partnership Agreement is hereby amended by adding or amending the definitions of the following terms to read in their entirety as follows:

               "DEPARTING INTEREST" has the meaning assigned to such term in
          Section 13.3(a).

               "GP REORGANIZATION AGREEMENT" means the Reorganization Agreement, dated as of October 17, 2002, among the Partnership, the General Partner, Enbridge Energy, Limited Partnership and Enbridge Pipelines (Lakehead) L.L.C.

               "INDEMNITEE" means the General Partner, any Departing Partner, any Subsidiary, any Person who is or was an Affiliate of the General Partner, any Departing Partner, or any Subsidiary, any Person who is or was an officer, director, employee, partner, agent or trustee of the General Partner, any Departing Partner or any Subsidiary, or any such Affiliate, or any Person who is or was serving at the request of the General Partner, any Departing Partner or any Subsidiary or any such Affiliate as a director, officer, employee, partner, agent or trustee of another Person.

               "PERCENTAGE INTEREST" means as of the date of such determination
          (a) as to the General Partner, 2% and (b) as to any Limited Partner or Assignee holding Units, the product of (i) 98% multiplied by (ii) the quotient of (x) the number of Units held by such Limited Partner or Assignee divided by (y) the total number of all Units then Outstanding; PROVIDED, HOWEVER, that following any issuance of additional Units by the Partnership in accordance with Section 4.4, proper adjustment shall be made to the Percentage Interest represented by each Unit to reflect such issuance.

               "SUBSIDIARY" means (a) a corporation of which more than 50% of the voting power of shares entitled (without regard to the occurrence of any contingency) to vote in the election of directors or other governing body of such corporation is owned, directly or indirectly, at the date of determination, by the Partnership, by one or more Subsidiaries of the Partnership or a combination thereof, (b) a partnership (whether general or limited) in which the Partnership or a Subsidiary of the Partnership, is at the date of determination, a general or limited partner of such partnership, but only if more than 50% of the partnership interests of such partnership (considering all of the partnership interests of the partnership as a single class) is owned, directly or indirectly, at the date of determination, by the Partnership, by one or more Subsidiaries of the Partnership, or a combination thereof, or (c) any other Person (other than a corporation or a partnership) in which the Partnership, one or more subsidiaries of the Partnership, or a combination thereof, directly or indirectly, at the date of determination, has (i) at least a majority ownership interest or (ii) the power to elect or direct the election of a majority of the directors or other governing body of such Person.

               "SUBSIDIARY AGREEMENT" means the partnership agreement of any Subsidiary that is a limited or general partnership, the limited liability company agreement of any Subsidiary that is a limited liability company, the certificate of incorporation and bylaws or similar organizational documents of any Subsidiary that is a corporation, the joint venture agreement or similar governing document of any Subsidiary that is a joint venture and the governing or organizational or similar documents of any other Subsidiary that is a Person other than a limited or general partnership, limited liability company, corporation or joint venture, as such may be amended, supplemented or restated from time to time.

          (b) The definitions of "Combined Interest," "Operating General Partner," "Operating Partnership" and "Operating Partnership Agreement" in
Article II of the MLP Partnership Agreement are hereby deleted in their entirety. Unless otherwise provided by this Agreement, references to "Combined Interest" in the MLP Partnership Agreement are hereby changed to "Departing Interest", references to "Operating General Partner" in the MLP Partnership Agreement are hereby changed to "Subsidiary", references to "Operating Partnership" in the MLP Partnership Agreement are hereby changed to "Subsidiary" and references to "Operating Partnership Agreement" in the MLP Partnership Agreement are hereby changed to "Subsidiary Agreement".

          (c) The reference to "1%" in the definition of "Incentive Distribution" in Article II of the MLP Partnership Agreement is hereby changed to "2%".

          (d) Section 3.1 of the MLP Partnership Agreement is hereby amended and restated to read in its entirety as follows:

               "PURPOSE AND BUSINESS. The purpose and nature of the business to be conducted by the Partnership shall be (i) to serve as a partner in any Subsidiary that is a partnership and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership as a partner in any Subsidiary pursuant to any Subsidiary Agreement or otherwise, (ii) to serve as a member, shareholder or other equity interest holder of any Subsidiary that is a limited liability company or corporation, and in connection therewith, to exercise on behalf of the Partnership all the rights and powers conferred upon the Partnership as a member, shareholder or other equity interest holder of any Subsidiary that is a limited liability company or corporation pursuant to any Subsidiary Agreement or otherwise, (iii) to engage directly in, or to enter into any partnership, joint venture or similar arrangement to engage in, any business activity that may be lawfully conducted by a limited partnership organized pursuant to the Delaware Act and, in connection therewith, to exercise all of the rights and powers conferred upon the Partnership pursuant to the agreements relating to such business activity, (iv) to do anything necessary or appropriate to the foregoing (including, without limitation, the making of capital contributions or loans to any Subsidiary or in connection with its involvement in the activities referred to in clause (iii) of this sentence), and (v) to engage in any other business activity as permitted under Delaware law."

          (e) The reference to "1%" in Section 4.4(c) of the MLP Partnership Agreement is hereby changed to "2%".

          (f) Section 5.1(c)(i) of the MLP Partnership Agreement is hereby amended as follows:

               (i) references to "99%" are hereby changed to "98%" and references to "1%" are hereby changed to "2%";

               (ii) references to "85.87%" are hereby changed to "85%" and references to "14.13%" are hereby changed to "15%";

               (iii) references to "75.77%" are hereby changed to "75%" and references to "24.23%" are hereby changed to "25%"; and

               (iv) references to "50.51%" are hereby changed to "50%" and references to "49.49%" are hereby changed to "50%".

          (g) Section 5.5 of the MLP Partnership Agreement is hereby amended as follows:

               (i) references to "99%" are hereby changed to "98%" and references to "1%" are hereby changed to "2%";

               (ii) references to "85.87%" are hereby changed to "85%" and references to "14.13%" are hereby changed to "15%";

               (iii) references to "75.77%" are hereby changed to "75%" references to "24.33%" are hereby changed to "25%"; and

               (iv) references to "50.51%" are hereby changed to "50%" and references to "49.49%" are hereby changed to "50%".

          (h) References to "99%" and "1%" in Section 5.7 of the MLP Partnership Agreement are hereby changed to "98%" and "2%", respectively.

          (i) Clause (vi) of the first sentence of Section 5.8(c) of the MLP Partnership Agreement is hereby amended to delete the phrase "and the General Partner's general partner interest in the Operating Partnership".

          (j) Clause (ii) of Section 6.1(a) of the MLP Partnership Agreement is hereby amended and restated in its entirety to read as follows:

          "to undertake any action in connection with the Partnership's participation in, or the exercise of any of its rights in connection with, any Subsidiary as a partner, member, shareholder or other equity interest holder (including, without limitation, contributions or loans of funds by the Partnership to any Subsidiary)."

          (k) Section 6.3(b) of the MLP Partnership Agreement is hereby amended and restated to read in its entirety as follows:

          "Except as provided in Article XIV, the General Partner may not sell, exchange or otherwise dispose of all or substantially all of the Partnership's assets in a single transaction or a series of related transactions (including by way of merger, consolidation or other combination with any other Person) or approve on behalf of the Partnership the sale, exchange or other disposition of all or substantially all of the assets of Enbridge Energy, Limited Partnership, without the approval of the holders of at least a majority of the Outstanding Units; PROVIDED, HOWEVER, that this provision shall not preclude or limit the General Partner's ability to mortgage, pledge, hypothecate or grant a security interest in all or substantially all of the Partnership's assets or any Subsidiary's assets and shall not apply to any forced sale of any or all of the Partnership's assets or any Subsidiary's assets pursuant to the foreclosure of, or other realization upon, any such encumbrance. Without the approval of the holders of at least a majority of the Outstanding Units, the General Partner shall not, on behalf of the Partnership, consent to any amendment to the partnership agreement of Enbridge Energy, Limited Partnership or, except as expressly permitted by Section 6.9(d), take any action permitted to be taken by the limited partner of Enbridge Energy, Limited Partnership, in either case, that would adversely affect the Partnership as a limited partner of Enbridge Energy, Limited Partnership."

          (l) Section 6.4(a) of the MLP Partnership Agreement is hereby amended to read in its entirety as follows:

          "Except as provided in this Section 6.4 and elsewhere in this Agreement, the General Partner shall not be compensated for its services as general partner of the Partnership."

          (m) The parenthetical in clause (i) of the first sentence of Section 6.4(b) of the MLP Partnership Agreement is hereby amended to add the phrase "or for the benefit of the Partnership or to or on behalf of any Subsidiary" after the phrase "for the Partnership".

          (n) Section 6.5(a) of the MLP Partnership Agreement is hereby amended to delete the phrase "the Operating Partnership Agreement or".

          (o) Section 6.8(c) of the MLP Partnership Agreement is hereby amended and restated to read in its entirety as follows:

          "Any amendment, modification or repeal of this Section 6.8 or any other provision hereof shall be prospective only and shall not in any way affect the limitations on the liability of the Indemnitees under this
     Section 6.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted."

          (p) Sections 11.2(a) and 11.2(b) of the MLP Partnership Agreement are hereby amended to delete the phrase "and the Operating Partnership Agreement".

          (q) Section 13.1(b) of the MLP Partnership Agreement is hereby amended to:

               (i) delete the sentence "The withdrawal of the General Partner from the Partnership upon the occurrence of an Event of Withdrawal shall also constitute the withdrawal of the general partner from the Operating Partnership";

               (ii) delete the sentence "The person so elected shall automatically become the successor general partner of the Operating Partnership, as provided in the Operating Partnership Agreement"; and

               (iii) delete the words "and the Operating Partnership" in the last sentence of such section.

          (r) The fourth, fifth and sixth sentences of Section 13.2 of the MLP Partnership Agreement are hereby deleted and replaced with the following sentence:

          "The right of the Limited Partners to remove the General Partner shall not exist or be exercised unless the Partnership has received an Opinion of Counsel opining as to the matters covered by a Withdrawal Opinion of Counsel."

          (s) Section 13.3(a) of the MLP Partnership Agreement is hereby amended to:

               (i) delete the phrase "or the Operating Partnership Agreement" appearing in the second sentence thereof;

               (ii) delete the third and fourth sentences thereof and replace them with the following sentence:

               "In either event, the Departing Partner shall be entitled to receive all reimbursements due such Departing Partner pursuant to
          Section 6.4, including, without limitation, any employee-related liabilities (including, without limitation, severance liabilities), incurred in connection with the termination of any employees employed by the General Partner for the benefit of the Partnership or any Subsidiary." and

               (iii) delete the phrase "and the partnership interest of such Partner or its Affiliate, as the case may be, as the general partner of the Operating Partnership (collectively, the "Combined Interest") in the first sentence of the second paragraph of Section 13.3(a) and replace such phrase with the term "(the "Departing Interest")".

          (t) References to "99%" and "1%" in Section 13.3(c) of the MLP Partnership Agreement are hereby changed to "98%" and "2%", respectively.

          (u) Subparagraph (e) of Section 14.1 of the MLP Partnership Agreement is hereby amended to replace the term "the Operating Partnership" with the term "Enbridge Energy, Limited Partnership".

          (v) Subparagraph (d) of Section 15.3 of the MLP Partnership Agreement is hereby amended to replace the term "the Operating Partnership" with the term "Enbridge Energy, Limited Partnership" in clause (b) thereof.

          (w) Article XVIII of the MLP Partnership Agreement is hereby amended to add the following new Section 18.12 immediately after Section 18.11 of the MLP Partnership Agreement:

               "18.12 AMENDMENTS TO REFLECT GP REORGANIZATION AGREEMENT. In addition to the amendments to this Agreement contained in the GP Reorganization Agreement and notwithstanding any other provision of this Agreement to the contrary, this Agreement shall be deemed to be further amended and modified to the extent necessary, but only to the extent necessary, to carry out the purposes and intent of the GP Reorganization Agreement."

     5.3 RESTATEMENT OF PARTNERSHIP AGREEMENTS. Each of the partners of the MLP that is a party to this Agreement hereby agrees to execute and deliver an amended and restated version of the MLP Partnership Agreement incorporating the amendments to such agreement adopted by this Agreement together with such other amendments intended to clarify such agreement as the general partner of the MLP determines are appropriate and do not have an adverse effect on the limited partners of the MLP in any material respect. Each of the partners of the OLP that is a party to this Agreement hereby agrees to execute and deliver the Second Amended and Restated OLP Partnership Agreement.

                                   ARTICLE VI

                                  MISCELLANEOUS

     6.1 OTHER ASSURANCES. From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

     6.2 COSTS. The MLP shall pay all expenses arising out of the contributions, assignments and deliveries to be made hereunder, including the expenses of amending and restating the MLP Partnership Agreement and the OLP Partnership Agreement.

     6.3 SUCCESSORS AND ASSIGNS. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

     6.4 NO THIRD PARTY RIGHTS. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

     6.5 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

     6.6 GOVERNING LAW. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

     6.7 AMENDMENT OR MODIFICATION. This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

     6.8 REFERENCES. References in this Agreement to Articles and Sections refer to Articles and Sections of this Agreement unless otherwise noted or unless the context otherwise requires.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.


                                            ENBRIDGE ENERGY PARTNERS, L.P.

                                            By:  ENBRIDGE ENERGY COMPANY, INC.,
                                                 as general partner


                                                 By:  /s/ DAN C. TUTCHER
                                                      -------------------------
                                                      Dan C. Tutcher
                                                      President

                                            ENBRIDGE ENERGY, LIMITED PARTNERSHIP

                                            By:  ENBRIDGE ENERGY COMPANY, INC.,
                                                 as general partner


                                                 By:  /s/ DAN C. TUTCHER
                                                      -------------------------
                                                      Dan C. Tutcher
                                                      President


                                            ENBRIDGE ENERGY COMPANY, INC.


                                            By: /s/ DAN C. TUTCHER
                                               ---------------------------------
                                               Dan C. Tutcher
                                               President


                                            ENBRIDGE PIPELINES (LAKEHEAD) L.L.C.


                                            By: /s/ DAN C. TUTCHER
                                               ---------------------------------
                                               Dan C. Tutcher
                                               President